UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

May 15, 2007

Homeland Security Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00631	52-2050585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4100 North Fairfax Drive, Suite 1150, Arlington, Virginia	22203-1664
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(703) 528-7073

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Homeland Security Capital Corporation, a Delaware corporation (the "Company"), is in the process of preparing a restatement of its audited consolidated financial statements as of December 31, 2006 and the twelve month period ended December 31, 2006.

The Company intends to file an amendment to its Annual Report on Form 10-KSB for the period ended December 31, 2006 that will include restated financial statements and amendments to related disclosures for the fiscal periods covered by the report. The Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2007 to be filed with the Securities and Exchange Commission will include restated financial statements and amendments to related disclosures for the three month period ended March 31, 2006. Item 4.02 contains additional information about adjustments to the financial results of the Company, and is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Subsequent to release of its audited financial statements for the year ended December 31, 2006, the Company’s management determined on May 11, 2007 that the allocation of accumulated deficit and operational losses to minority interest was inappropriate as a result of the minority interest not having any economic basis in the operational entities. Previously, the Company had allocated a portion of the accumulated deficit and the yearly losses from operations to minority interest. The Company has determined that the allocation of the percentage ownership of minority interests in its subsidiaries will be added to goodwill and the Company will report 100% of the losses from operations. Accordingly, the Company has revised its financial statements for the year ended December 31, 2006 to reflect this error correction.

As a result, the Board of Directors of the Company has determined that certain adjustments are necessary to the Company's consolidated financial statements for the period described above in Item 2.02, which is incorporated herein by reference, and investors should look to the revised financial statements when they become available. The Company’s historical consolidated financial statements should not be relied upon until the restatement is filed and the information disclosed in the restatement is considered.

On May 15, 2007, the Company's Audit Committee agreed with the Board of Directors’ recommendation that the consolidated financial statements of the Company for the period described above in Item 2.02 should be restated in order to reflect this increase in losses and goodwill. The Audit Committee has discussed this conclusion with the Company's independent registered public accounting firm pursuant to Item 402(a). The adjustments are expected to result in differences on the Consolidated Balance Sheet with respect to goodwill, accumulated deficit, minority interest in consolidated subsidiaries, and in the Consolidated Statement of Operations with respect to minority interest or loss of consolidated subsidiaries and net loss attributable to common shareholders. These adjustments are not expected to affect the Company’s net loss per share.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description: Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2007	Homeland Security Capital Corporation

By: /s/ C. Thomas McMillen
Name: C. Thomas McMillen
Title: President and Chief Executive Officer